UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2024

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of the Annual Meeting of Stockholders

An Annual Meeting of Stockholders (the “AGM”) of the Company was held on March 28, 2024 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 47,405,090 shares (32.69% of the 144,986,000 issued and outstanding shares of the Company’s common stock entitled to vote as of February 2, 2024, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the AGM.  The agenda items submitted at the AGM were passed as described below.  Percentages indicated below reflect the percentage of the total number of shares voted at the AGM with respect to that agenda item.

Agenda Item 1. To elect five directors:

Nominee	For		Withheld
Michael Mills	34,418,327	99.16%	291,756	0.84%
Brent Reuter	34,359,058	98.99%	351,025	1.01%
Stephen Hoffman	34,351,361	98.97%	358,722	1.03%
Alexis Podesta	34,348,970	98.96%	361,113	1.04%
Joshua Rosen	34,349,279	98.96%	360,804	1.04%

There were 12,695,007 broker non-votes with respect to this agenda item.  Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 2. To ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2024.  The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
40,401,270	85.23%	72,835	0.15%	6,930,985	14.62%

There were no broker non-votes with respect to this agenda item.  Abstentions were counted for purposes of determining the presence or absence of a quorum, and abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.

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Agenda Item 3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.  The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
27,268,184	78.56%	638,853	1.84%	6,803,046	19.60%

There were 12,695,007 broker non-votes with respect to this agenda item.  Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum.  Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.  Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Determination on Frequency of Shareholder Vote on the Compensation of Executives

The Company’s Board of Directors has determined to include on an annual basis a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On March 28, 2024, subsequent to the AGM the Company’s Board of Directors approved by written consent resolution the reappointment of the following officers:

Michael Mills	President and Chief Executive Officer;

Dong Shim	Chief Financial Officer; and

Stephen Hoffman	Chief Operating Officer and Corporate Secretary.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: April 2, 2024	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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